UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2007

DG FASTCHANNEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27644	94-3140772
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

750 West John Carpenter Freeway, Suite 700	75039
Irving, Texas	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 581-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 1.01 Entry into a Material Definitive Agreement.

On August 14, 2007, DG FastChannel, Inc. announced that it has accepted for exchange all shares tendered and not withdrawn in its exchange offer for Point.360 and has completed its previously announced acquisition of the ads distribution operations of Point.360.

A press release announcing the foregoing transaction was released on August 14, 2007 and is Exhibit 99.1 to this filing.

Item 9.01               Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press release, dated August 14, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DG FASTCHANNEL, INC.
(Registrant)

	By:	/s/ OMAR A. CHOUCAIR
Name: Omar A. Choucair
Title: Chief Financial Officer

Date: August 14, 2007

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated August 14, 2007.